UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011
CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 14, 2011, Coffeyville Resources, LLC (“CRLLC”), an indirect wholly-owned subsidiary of CVR Energy, Inc. (“CVR Energy”) and the sole member of CVR GP, LLC (“CVR GP”), the general partner of CVR Partners, LP (the “Partnership”), appointed Stanley A. Riemann to the board of directors of CVR GP (the “Board”). Mr. Riemann will not receive any compensation for serving on the Board.
     Mr. Riemann has served as chief operating officer of CVR GP since October 2007. He has also served as chief operating officer of CVR Energy since September 2006, and chief operating officer of CRLLC since February 2004. Prior to joining CRLLC in February 2004, Mr. Riemann held various positions associated with the Crop Production and Petroleum Energy Division of Farmland Industries, Inc. (“Farmland”) for over 30 years, including, most recently, Executive Vice President of Farmland and President of Farmland’s Energy and Crop Nutrient Division. In this capacity, he was directly responsible for managing the petroleum refining operation and all domestic fertilizer operations, which included the Trinidad and Tobago nitrogen fertilizer operations. His leadership also extended to managing Farmland’s interests in SF Phosphates in Rock Springs, Wyoming and Farmland Hydro, L.P., a phosphate production operation in Florida and managing all company-wide transportation assets and services. Mr. Riemann has served as a board member and board chairman on several industry organizations including the Phosphate Potash Institute, the Florida Phosphate Council and the International Fertilizer Association. He currently serves on the board of The Fertilizer Institute.
     Mr. Riemann has had no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K other than through his employment with CVR Energy and CRLLC. For a discussion of relationships between the Partnership, CVR GP, CRLLC and CVR Energy, please read “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference from the Partnership’s prospectus dated April 7, 2011 and filed pursuant to Rule 424(b)(4) on April 11, 2011.
     Also on July 14, 2011, concurrent with the appointment of Mr. Riemann to the Board, an existing director of CVR GP, George E. Matelich, resigned from the Board. Mr. Matelich remains a member of the board of directors of CVR Energy.
Item 7.01. Regulation FD Disclosure.
     Furnished with this Current Report on Form 8-K is a press release announcing the appointment of Mr. Riemann as a director of CVR GP.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K:
99.1     Press release, dated July 20, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 20, 2011

CVR PARTNERS, LP
By:	CVR GP, LLC, its general partner

By:	/s/ Edward Morgan
Edward Morgan,
Chief Financial Officer and Treasurer